UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2007

21ST CENTURY INSURANCE GROUP

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6964	95-1935264
(Commission File Number)	(IRS Employer Identification No.)

6301 Owensmouth Avenue
Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 704-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On August 15, 2007, 21st Century Insurance Group (“21st Century”) issued a press release announcing that it had established a record date and special meeting date for its stockholders to consider and vote on a proposal to adopt the previously announced definitive merger agreement providing for the acquisition by American International Group, Inc. (“AIG”) of all of the outstanding shares of common stock of 21st Century not currently owned by AIG for $22.00 per share in cash.  Upon completion of the transaction, 21st Century will become a wholly owned subsidiary of AIG.  21st Century’s stockholders of record at the close of business on August 27, 2007, will be entitled to notice of the special meeting and to vote on the proposal.  The special stockholder meeting will be held on September 27, 2007, at 9:00 a.m., local time, at the Hilton Woodland Hills, 6360 Canoga Avenue, Woodland Hills, California, 91367.

Notice for 21st Century stockholders and interested parties

This press release is not a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell shares of 21st Century, and is not a substitute for any proxy statement, tender offer statement or other filing that may be required to be made with the Securities and Exchange Commission if the proposed transaction goes forward.  21st Century stockholders and other interested parties are urged to read any such documents that are filed with the Securities and Exchange Commission because those documents will contain important information and will direct them how to exercise their rights to convert shares of 21st Century into the $22.00 per share cash merger consideration.  Stockholders will be able to receive such documents free of charge at the SEC’s web site, www.sec.gov, in the Investor Relations section of the Company’s website, www.21st.com, or by contacting Investor Relations at 21st Century via mail at 6301 Owensmouth Avenue, Woodland Hills, California 91367, or by telephone at 818-673-3808.

21st Century, its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding 21st Century’s directors and executive officers is available in the Company’s Amendment to its 2006 Annual Report on Form 10-K (10-K/A), which was filed with the SEC on April 26, 2007.  Information regarding the participants in the proxy solicitation and descriptions of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2007	21ST CENTURY INSURANCE GROUP

	By:	/s/ Michael J. Cassanego
Michael J. Cassanego
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 15, 2007